UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  May 30 2007
(Date of earliest event reported)


                    Morgan Stanley Capital I Trust 2007-IQ14
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                         (Exact name of issuing entity)


                        LaSalle Bank National Association
             ------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
             ------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                      Principal Commercial Funding II, LLC
             ------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                              Royal Bank of Canada
             ------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                    Prudential Mortgage Capital Funding, LLC
             ------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                          Morgan Stanley Capital I Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                          333-130684-32           13-3291626
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(State or other jurisdiction        (Commission File No.)    (IRS Employer
      of incorporation                                       identification No.)


          1585 Broadway, New York, New York                        10036
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       (Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code  (212) 761-4000
                                                   -----------------------------


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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits



Item 601(a) of
Regulation S-K
Exhibit No.           Description
--------------        ----------------------------------------------------------
(8.1)                 Opinion of Cadwalader, Wickersham & Taft LLP, dated as of
                      May 30, 2007, relating to validity and tax matters.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY CAPITAL I INC.

Date:       May 30, 2007



                                   By: /s/ Anthony Sfarra
                                       -------------------------
                                   Name:   Anthony Sfarra
                                   Title:  Executive Director

                                Exhibit Index
                                -------------



Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.          Description                                  Electronic (E)
--------------       -----------                                  --------------
8.1                  Opinion of Cadwalader, Wickersham & Taft            E
                     LLP, dated as of May 30, 2007, relating
                     to validity and tax matters.